Intangible assets	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Intangible assets
29 Intangible assets

	Goodwill	VOBA	Future servicing rights	Software	Other	Total

Net book value

At January 1, 2021	375	815	71	79	45	1,386

Additions	-	-	-	25	3	29

Amortization through income statement	-	(163)	(8)	(20)	(4)	(194)

Impairment losses	-	-	-	(7)	(1)	(8)

Shadow accounting adjustments	-	41	-	-	-	41

Capital expenditure	-	-	-	14	-	14

Business combinations, disposals and other changes	-	-	-	(7)	1	(6)

Net exchange differences	16	57	1	(1)	(1)	72
At December 31, 2021	391	750	65	83	44	1,333

Gross carrying value	561	6,923	350	408	185	8,427

Accumulated amortization, depreciation and impairment losses	(169)	(6,174)	(285)	(325)	(141)	(7,094)
Net book value 2021	391	750	65	83	44	1,333

Net book value

At January 1, 2020	392	952	84	69	61	1,559

Additions	-	-	-	33	11	44

Amortization through income statement	-	(79)	(7)	(18)	(7)	(112)

Impairment losses	-	-	-	(6)	(17)	(23)

Shadow accounting adjustments	-	15	-	-	-	15

Capital expenditure	-	-	-	11	-	11

Business combinations, disposals and other changes	8	-	-	(10)	-	(2)

Net exchange differences	(25)	(73)	(5)	-	(2)	(105)
At December 31, 2020	375	815	71	79	45	1,386

Gross carrying value	537	6,447	339	379	174	7,875

Accumulated amortization, depreciation and impairment losses	(161)	(5,632)	(268)	(300)	(129)	(6,489)
Net book value 2020	375	815	71	79	45	1,386
Amortization and depreciation through income statement is included in Commissions and expenses. None of the intangible assets have titles that are restricted or have been pledged as security for liabilities.
With the exception of goodwill, all intangible assets have a finite useful life and are amortized accordingly. VOBA and future servicing rights are amortized over the term of the related insurance contracts, which can vary significantly depending on the maturity of the acquired portfolio. The amortization is based on either the expected future premiums, revenues or the expected gross profit margins, which for the most significant blocks of business ranges between 50 and 80 years. Future servicing rights are amortized over a period of 10 to 30 years of which 13 years remain at December 31, 2021 (2020: 13 years). Software is generally depreciated over an average period of 3 to 5 years (no changes compared to 2020).
Goodwill
The goodwill balance has been allocated across the cash-generating units which are expected to benefit from the synergies inherent in the goodwill. Goodwill is tested for impairment both annually and when there are specific indicators of a potential impairment. The recoverable amount is the higher of the value in use and fair value less costs of disposal for a cash-generating unit. The operating assumptions used in all the calculations are best estimate assumptions and based on historical data where available.
The economic assumptions used in all the calculations are based on observable market data and projections of future trends. All the cash-generating units tested showed that the recoverable amount was higher than their carrying values, including goodwill. A reasonably possible change in any key assumption is not expected to cause the carrying value of the cash-generating units to exceed its recoverable amount.
A geographical summary of the cash-generating units to which the goodwill is allocated is as follows:

Goodwill	2021	2020

Americas	181	168

The Netherlands	97	97

United Kingdom	57	54

International	23	26

Asset Management	33	31

At December 31	391	375
Within the Americas, Transamerica’s goodwill is allocated to groups of cash-generating units including variable annuities, fixed annuities and the retirement plans cash-generating unit. Transamerica uses the value in use concept to determine the recoverable amount and it is calculated annually in the fourth quarter. Transamerica reviewed the recoverable amount of the annuities and retirement plan cash-generating units under the Economic Available Capital (EAC) approach. This approach measures the difference between the market value of assets assigned to a block of business and the market value of liabilities. The EAC is reflective of market conditions where a pre-tax
benchmark discount rate ranged from approximately 0.10% to 2.14% from the one month to
30-year
tenors. Based on the value in use tests, Transamerica’s goodwill for the group of annuities cash-generating units (2021: EUR 125 million: 2020: EUR 116 million) and the retirement plans cash-generating unit (2021: EUR 56 million: 2020: EUR 52 million) remain unchanged from prior year except for the impact of currency translation adjustments.
For Aegon the Netherlands, goodwill was allocated to Robidus - a cash generating unit whose value in use exceeds its carrying value. The value in use calculations were based on business plans covering a period of five years, pre-tax
and
post-tax
discount rate of 7.2%, and terminal growth rate at 1%. The goodwill arises mainly from new customers, future software platform developments, synergies, and assembled workforce.